SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(b) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                    [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-12

                                    TIP FUNDS
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                (Name of Registrant as Specified In Its Charter)

                                      SAME
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

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         0-11(1).

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         5) Total fee paid:

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[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange Act
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         was paid previously. Identify the previous filing by registration
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
                                    TIP FUNDS
                   Penn Capital Select Financial Services Fund


Dear Shareholder,

A Special Meeting of Shareholders of the Penn Capital Select Financial Services Fund (the "Fund") of TIP Funds (the "Trust") has been scheduled for Monday, December 11, 2000. If you are a shareholder of record as of the close of business on November 15, 2000, you are entitled to vote at the meeting and any adjournment of the meeting.

While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted.

The attached proxy statement is designed to give you information relating to the proposal on which you are asked to vote. The proposal described in the proxy statement relates to approving the selection of Turner Investment Partners, Inc. ("Turner") as investment adviser for the Fund and approval of an investment advisory agreement between the Trust, on behalf of the Fund, and Turner. We encourage you to support the Trustees' recommendation.


Your vote is important to us. Please do not hesitate to call 1-800-224-6312 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Fund.


Sincerely,

Richard Hocker                            Stephen J. Kneeley
Chief Investment Officer                  President and Chief Executive Officer
Penn Capital Management Company           Turner Investment Partners, Inc.

                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposals.


                              QUESTIONS AND ANSWERS

Q.  WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The Board of Trustees is seeking the approval of Turner Investment Partners, Inc. ("Turner") as the new investment adviser for the Fund and the approval of the advisory agreement between the Trust and Turner on behalf of the Fund.

Q. WHY AM I BEING ASKED TO VOTE ON THE APPROVAL OF TURNER AS INVESTMENT ADVISER UNDER A NEW INVESTMENT ADVISORY AGREEMENT?

A. The Investment Company Act of 1940, which regulates investment companies such as the Fund, requires shareholder approval of new investment advisers and investment advisory agreements.

Q.  HOW WILL THIS AFFECT MY ACCOUNT?

A. As the new investment adviser for the Fund, Turner will manage the assets of the Fund in accordance with the Fund's prospectus as filed with the Securities and Exchange Commission and as amended from time to time. Turner will employ the same principal investment strategies in managing the Fund as disclosed in the Prospectus and as employed by the Fund's current investment adviser, Penn Capital Management Company ("Penn Capital"). The Trustees do not believe that the hiring of Turner will have a material impact on the Fund in the foreseeable future. The terms of the proposed new investment advisory agreement with Turner are substantially similar to the terms of the Fund's current investment advisory agreement with Penn Capital, except for the dates of execution and identity of the investment adviser. However, as discussed in greater detail in the proxy materials, the agreement with Turner provides for a performance-based fee.

Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.  HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees of your Fund, including the independent Trustees who comprise a majority of the Fund's Board of Trustees, unanimously recommended that you vote "FOR" the proposal.

Q.  WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-224-6312 between 8:30 a.m. and 8:00 p.m., Eastern Standard Time, Monday through Friday.

Q.  WHERE DO I MAIL MY PROXY CARD?

A.  You may use the enclosed postage-paid envelope to mail your proxy card.

                   PENN CAPITAL SELECT FINANCIAL SERVICES FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 11, 2000

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Penn Capital Select Financial Services Fund (the "Fund") of TIP Funds (the "Trust") will be held at the offices of SEI Investments Company ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Monday, December 11, 2000, at 3 p.m.
Eastern Standard Time.

         At the Meeting, shareholders of record of the Fund (the "Shareholders") will be asked to consider and act on the following proposal:

         1. To approve the selection of Turner as the investment adviser for the Fund, and to approve the investment advisory agreement between the Trust, on behalf of the Fund, and Turner.

         2. Any other business properly brought before the Meeting.


         All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

         Shareholders of record at the close of business on November 15, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof.



                                               By Order of the Board of Trustees

                                              James W. Jennings, Secretary


December 1, 2000


PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                 PROXY STATEMENT

         THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF TIP FUNDS (THE "TRUST") FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 11, 2000 AT 3 P.M. EASTERN STANDARD TIME AT THE OFFICES OF SEI INVESTMENTS COMPANY ("SEI"), ONE FREEDOM VALLEY DRIVE, OAKS, PENNSYLVANIA 19456, AND AT ANY ADJOURNED SESSION THEREOF (SUCH SPECIAL MEETING AND ANY ADJOURNMENT THEREOF ARE HEREINAFTER REFERRED TO AS THE "MEETING"). Shareholders of the Penn Capital Select Financial Services Fund (the "Fund") of record at the close of business on November 15, 2000 ("Shareholders") are entitled to vote at the Meeting. As of November 15, 2000, the Fund had 36,629.0880 units of beneficial interest ("shares") issued and outstanding.

         Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Approval of the Proposal requires the affirmative vote of a majority of the outstanding securities of the Fund entitled to vote as that term is defined in the Investment Company Act of 1940 (the "1940 Act").

         In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SEI, the shareholder servicing agent for the Trust, and third parties hired for such purpose, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. Penn Capital Management Company ("Penn Capital") will bear the cost of the Shareholders' Meeting and proxy materials. The proxy card and this Proxy Statement are being mailed to Shareholders on or about December 1, 2000.

         Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

         The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Fund to consider and vote the Proposal. Specifically, Shareholders are being asked to authorize Turner Investment Partners, Inc. ("Turner") to act as investment adviser to the Fund, and to approve the investment advisory agreement between the Trust, on behalf of the Fund, and Turner.

         APPROVAL OF INVESTMENT ADVISER AND THE INVESTMENT ADVISORY AGREEMENT FOR THE FUND

         The Board of Trustees recommends that Shareholders of the Fund approve Turner as the new investment adviser to the Fund, and approve the investment advisory agreement (the "Investment Advisory Agreement") between the Trust and Turner relating to the Fund (a copy of the agreement is attached as Exhibit A to this Proxy Statement). The description of the Investment Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit A. The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust as defined by Section 2(a)(19) of the 1940 Act ("Independent Trustees"), approved the Investment Advisory Agreement with respect to the Fund at a meeting held November 17, 2000. Turner already serves as investment adviser to twelve other funds of the Trust pursuant to an investment advisory agreement dated April 28, 1996, between Turner and the Trust, on behalf of those funds. The Fund will change its name to the Turner Financial Services Fund as of the date that Turner is approved by Shareholders as the new investment adviser.

         DESCRIPTION OF THE FUND. The Fund seeks to generate long term capital appreciation. It invests primarily (and, under normal conditions, at least 65% of its total assets), in the equity securities of companies principally engaged in the banking industry and the financial services sector.

         TERMINATION OF THE CURRENT INVESTMENT ADVISORY AGREEMENT. Penn Capital Management Company ("Penn Capital") currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated August 14, 1997 ("Current Advisory Agreement"). Penn Capital has served in this position since the Fund's inception on October 20, 1997. Penn Capital had previously expressed its interest in no longer advising the Fund, and is desirous of ensuring that the Fund continues to receive high quality investment advice. Based upon its understanding that Turner has been proposed as the new replacement adviser to the Fund, Penn Capital submitted its resignation, which was accepted by the Board at its meeting on November 17, 2000. At that same meeting, the Board approved Turner as the new investment adviser, effective upon approval by Shareholders.

         NEW INVESTMENT ADVISORY AGREEMENT. Other than the identity of the investment adviser, the dates of execution and change in the amount of investment advisory fees and how those fees are calculated, there are no other material differences between the Investment Advisory Agreement and the Current Advisory Agreement.

         Under the Current Advisory Agreement, Penn Capital receives a non-adjustable base investment advisory fee of 1.00%. Under the proposed Investment Advisory Agreement, Turner's base fee is also 1.00%, the same as that currently payable to Penn Capital. This investment advisory fee may be adjusted, however, based on the Fund's total return performance as compared to a benchmark, the Lipper Financial Services Index. This fee will not exceed 1.25% or be lower than 0.75%, depending upon whether the Fund outperforms its benchmark by 3% or underperforms its benchmark by 3%, respectively.

                  For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for a specific index is expressed as a percentage of the starting level of that index at the beginning of the period, as modified by the change in the level of the index during the period and by the value computed consistently with the index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the index.

Set forth below in chart form is important information regarding the impact on Fund expenses of the proposal to engage Turner as the Fund's investment adviser.

        This table sets forth the advisory fees payable to Turner under the Investment Advisory Agreement:

------------------------------------------------- --------------------------------------------------------------------
               FUND NAME                                                      ADVISORY FEE
------------------------------------------------- --------------------------------------------------------------------
                                                           LOW                   BASE                   HIGH
------------------------------------------------- ---------------------- ---------------------- ----------------------
Penn Capital Select Financial Services Fund              0.75%*                  1.00%                 1.25%**
------------------------------------------------- ---------------------- ---------------------- ----------------------

*Fund underperforms benchmark by 3%
**Fund outperforms benchmark by 3%

         The table below sets forth information about the current and proposed expense levels of the Fund:

----------------------------------------------- ------------------------------- --------------------------------------
                                                        Current Fees                       Proposed Fees
----------------------------------------------- ------------------------------- --------------------------------------
Investment Advisory Fees                                    1.00%*                              1.00%**
----------------------------------------------- ------------------------------- --------------------------------------
Distribution Fees                                            None                               None
----------------------------------------------- ------------------------------- --------------------------------------
Other Expenses                                              13.54%                             13.54%
----------------------------------------------- ------------------------------- --------------------------------------
Total Fund Operating Expenses                               14.54%                             14.54%
----------------------------------------------- ------------------------------- --------------------------------------
Fee waivers and expense reimbursements                      13.14%                             13.14%
----------------------------------------------- ------------------------------- --------------------------------------
Net Total Operating Expenses                                1.40%                              1.40%**
----------------------------------------------- ------------------------------- --------------------------------------

*Does not include performance adjustment.
**Subject to performance adjustment.

         Penn Capital had contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.40% in 1999, and 2.40% in the subsequent years. Turner has similarly contractually agreed to waive fees and reimburse expenses to maintain expenses at 1.40% in its first year as investment adviser to the Fund, and 2.00% for every year thereafter, provided that this ceiling will be increased by 0.25% in the event that Turner is entitled to a performance fee and decreased in the amount of 0.25% in the event that the Fund underperforms its benchmark by more than 3%. This performance fee will not be charged, if at all, until twelve months after Turner begins advising the Fund. The waiver agreement shall be renewable at the end of each one year period for an additional one year period upon the written agreement of the Trust and Turner.

         Turner has an arrangement with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction to them of a portion of the Fund's brokerage transactions. It is anticipated that, if Turner is approved as Investment Adviser, the Fund's expenses will be reduced as a result of these arrangements, thereby reducing the amount of expenses, if any, that must be reimbursed by Turner to maintain the expense ceilings discussed above.

         REDEMPTION FEE. The Fund may charge a redemption fee, payable at a rate of 2% as a percentage of amount redeemed, on redemptions made within 90 days of purchase. Currently, the Fund does not intend to charge this fee, but will notify all shareholders prior to its implementing.

         The following examples for the current fees and proposed fees are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:*

---------------------------------------- -------------------------------------- --------------------------------------
                                         Current Fees                           Proposed Fees
---------------------------------------- -------------------------------------- --------------------------------------
One Year                                 $ 143                                  $143
---------------------------------------- -------------------------------------- --------------------------------------
Three Years                              $ 653                                  $569
---------------------------------------- -------------------------------------- --------------------------------------
Five Years                               $ 1,190                                $1,022
---------------------------------------- -------------------------------------- --------------------------------------
Ten Years                                $ 2,660                                $2,279
---------------------------------------- -------------------------------------- --------------------------------------

*The example above assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The examples also assume that each year your investment has a 5% return, and you reinvest all dividends and distributions. Fund operating expenses reflect the 1.40% ceiling fee waiver and expense reimbursement in the first year and the 2.40% ceiling fee waiver and expense reimbursement in the subsequent years for the current fees, and the 1.40% ceiling fee waiver and expense reimbursement in the first year and 2.00% ceiling fee waiver and expense reimbursement for every year thereafter for the proposed fees. The example does not reflect any redemption fees. If such fees were included, your costs would be higher.

         COMPENSATION. As Turner did not previously serve as investment adviser to the Fund, the aggregate investment advisory fee paid to Turner during the last fiscal year was $0. For the fiscal year ended September 30, 2000, the Fund paid Penn Capital advisory fees of $0 (net of $3,276 in fees waived and $126,661 in expenses reimbursed). If the proposed fee had been in place, the Fund would have paid advisory fees of $0 (net of $4,095 in fees waived and $126,661 in expenses reimbursed) for the fiscal year ended September 30, 2000.

         DUTIES UNDER THE PROPOSED INVESTMENT ADVISORY AGREEMENT. Under the Investment Advisory Agreement, Turner will make the investment decisions for the assets of the Fund and continuously review, supervise, and administer the Fund's investment program with respect to these assets.

         Turner will discharge its responsibilities subject to the supervision of the Trustees of the Trust and in a manner consistent with the Fund's investment objective, policies and limitations. The Investment Advisory Agreement provides that Turner shall not be liable for any error of judgement or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties thereunder, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard by Turner of its obligations or duties thereunder.

         DURATION AND TERMINATION. Unless terminated earlier, the Investment Advisory Agreement shall continue in effect as to the Fund until December 11, 2002, and thereafter, for periods of one year for so long as such continuance is specifically approved with respect to the Fund at least annually (i) by the vote of the holders of a majority of the outstanding shares of the Fund or by the Trustees of the Trust, and (ii) by the vote of a majority of Interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment. It is terminable at any time without penalty by the Trustees of the Trust or with respect to the Fund by a vote of a majority of the outstanding shares of the Fund on not less than 30 days' nor more than 60 days' written notice to Turner. In addition, it is terminable by Turner upon 90 days' written notice to the Trust.

         DESCRIPTION OF THE INVESTMENT ADVISER. Turner is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of September 30, 2000, Turner had discretionary management authority with respect to approximately $12 billion of assets. Turner has provided investment advisory services to investment companies since 1992.

         Listed below are the names and principal occupations of each of the directors and the principal executive officers of Turner. The principal business address of each director and the principal executive officers, as it relates to their duties at Turner, is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312.

           NAME                       TITLE
           ----                       -----
           Robert E. Turner           Chairman and Chief Investment Officer
           Stephen J. Kneeley         President and Chief Operating Officer
           Janet Rader Rote           Director of Compliance
           Thomas R. Trala            Treasurer
           Mark D. Turner             Vice Chairman, Senior Portfolio Manager


         TRUSTEES' CONSIDERATION. At a meeting held on November 17, 2000, the Board of Trustees reviewed Turner's qualifications to act as investment adviser for the Fund, placing particular emphasis on its performance as investment adviser for other funds of the Trust and its track record and investment personnel with experience in the financial services arena. In recommending that the Shareholders approve the Investment Advisory Agreement, the Trustees carefully evaluated the experience of Turner's key personnel and the quality of services Turner is expected to provide to the Fund, including, but not limited to: (1) the nature and quality of the services expected to be rendered to the Fund by Turner; (2) the distinct investment objective and policies of the Fund;
(3) the history, reputation, qualification and background of Turner, as well as the qualifications of its personnel and its financial condition; (4) its overall performance record; and (5) other factors deemed relevant.

         In the event Shareholders of the Fund do not approve the selection of Turner as investment adviser and the Investment Advisory Agreement between the Trust and Turner, on behalf of the Fund, at the Meeting to which this Proxy Statement relates, or any adjournment thereof, the Trustees will consider an appropriate course of action.

         THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

              GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

         TRUSTEES AND OFFICERS. Information is set forth below about the Trust's current Trustees and principal executive officers, including their names, positions with the Trust, and association with Turner.

----------------------------------- ------------------------------------------
              NAME                            POSITION WITH THE FUND
----------------------------------- ------------------------------------------
        Robert E. Turner                 Chairman of the Board of Trustees
----------------------------------- ------------------------------------------
        Janet F. Sansone                              Trustee
----------------------------------- ------------------------------------------
        Michael E. Jones                              Trustee
----------------------------------- ------------------------------------------
         Richard Hocker                               Trustee
----------------------------------- ------------------------------------------
       Dr. John Wholihan                              Trustee
----------------------------------- ------------------------------------------
         Alfred Salvato                               Trustee
----------------------------------- ------------------------------------------
       Stephen J. Kneeley                            President
----------------------------------- ------------------------------------------
       Robert DellaCroce              Controller and Chief Accounting Officer
----------------------------------- ------------------------------------------
        Janet Rader Rote               Vice President & Assistant Secretary
----------------------------------- ------------------------------------------
       Todd B. Cipperman               Vice President & Assistant Secretary
----------------------------------- ------------------------------------------
        Lydia A. Gavalis               Vice President & Assistant Secretary
----------------------------------- ------------------------------------------
    William E. Zitelli, Jr.            Vice President & Assistant Secretary
----------------------------------- ------------------------------------------
        Timothy D. Barto               Vice President & Assistant Secretary
----------------------------------- ------------------------------------------
    Christine M. McCullough            Vice President & Assistant Secretary
----------------------------------- ------------------------------------------
           Toni Neff                   Vice President & Assistant Secretary
----------------------------------- ------------------------------------------
          Brian Ferko                  Vice President & Assistant Secretary
----------------------------------- ------------------------------------------
       James W. Jennings                             Secretary
----------------------------------- ------------------------------------------

         DISTRIBUTION. SEI Investments Distribution Co. ("SIDCO."), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, acts as the distributor of the Trust's shares pursuant to the Distribution Agreement dated April 28, 1996 between the Trust and SIDCO.

         FUND TRANSACTIONS. For the Fund's fiscal year ended September 30, 2000, the Fund did not pay commissions to any affiliated broker.

         5% SHAREHOLDERS. As of November 15, 2000, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of shares of the Fund. The Trust believes that most of the shares referred to below were held by the following persons in accounts for their fiduciary, agency, or custodial customers.

---------------------------------------- ---------------------- ----------------
NAME AND ADDRESS OF SHAREHOLDER          NUMBER OF SHARES       PERCENT OF FUND
---------------------------------------- ---------------------- ----------------
Penn Capital Management                  11,841.3470            32.33%
457 Haddonfield Rd. Suite 210
Cherry Hill, NJ 08002-2223
---------------------------------------- ---------------------- ----------------
Rafik Gabriel                            5,703.9250             15.57%
6423 Deep Dell PL
Los Angeles, CA 90068-2845
---------------------------------------- ---------------------- ----------------
Charles Schwab & Co. Inc.                14,078.2970            38.43%
Attn Mutual Funds/Team S
4500 Cherry Creek Dr. S F13
Denver, CO 80209
---------------------------------------- ---------------------- ----------------
Wendel & Co.                             4,615.5960             12.60%
FBO #725000
P.O. Box 1066
Wall Street Station
New York, NY 10268-1066
---------------------------------------- ---------------------- ----------------

         The Trust's Trustees and officers own less than 1% of the shares of the Trust.

         ADJOURNMENT. In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by Penn Capital.

         REQUIRED VOTE. Each share of beneficial interest of the Fund is entitled to one vote, and a proportionate fractional vote for each fractional share held. Approval of the Proposal with respect to the Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund entitled to vote, as that term is defined in the 1940 Act. Any shareholder given a proxy may revoke it at any time before it is exercised by submitting to the Trust a specific written notice of revocation.

         Abstentions and "broker non-votes" will not be counted for or against any Proposal to which they relate, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the Proposal to which they relate.

         SHAREHOLDER PROPOSALS. The Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312.

         REPORTS TO SHAREHOLDERS. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, upon request. Requests should be directed to the Trust at 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, or by calling 1-800-224-6312.

         OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

                                -----------------

         SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED
                       PROXY CARD AND RETURN IT PROMPTLY.

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT
                                    TIP FUNDS

         AGREEMENT made this _____ day of _____, 2000, by and between TIP Funds, a Massachusetts business trust (the "Trust"), and Turner Investment Partners, Inc. (the "Adviser").

         WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended; and

         WHEREAS, the Trust has retained SEI Fund Resources (the
"Administrator") to provide administration of the Trust's operations, subject to the control of the Board of Trustees;

         WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to the Penn Capital Select Financial Services Fund (the "Fund") and such other portfolios as the Trust and the Adviser may agree upon (each a "Fund") and as are set forth in the attached schedule, and the Adviser is willing to render such services:

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

         1. DUTIES OF ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund, and to continuously review, supervise and (where appropriate) administer the investment program of each Fund, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

                The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Portfolio's prospectus and statement of additional information as amended from time to time, and applicable laws and regulations.

                The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

         2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and is directed to use its best efforts to obtain the best net results as described from time to time in the Portfolios' Prospectuses and Statement of Additional Information. The Adviser will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

                It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolios' Prospectuses and Statement of Additional Information.

         3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

                All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

         4. OTHER EXPENSES. The Adviser shall pay all expenses of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports.

         5. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Portfolio are qualified for offer and sale, the Adviser shall bear such excess cost.

                However, the Adviser will not bear expenses of any Portfolio which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3(a) or 3(b) and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

         6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

         7. STATUS OF ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

         9. LIMITATION OF LIABILITY OF ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

         10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

         11. LICENSE OF ADVISER'S NAME. The Adviser hereby agrees to grant a license to the Trust for use of its name in the names of the Portfolios for the term of this Agreement and such license shall terminate upon termination of this Agreement.

         12. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

                This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

                As used in this Section 12, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         13. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at One Freedom Valley Drive, Oaks, PA 19456, and if to the Adviser at 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312.

         14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the Commonwealth of Massachusetts, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. Further, the obligations of the Trust with respect to any one Portfolio shall not be binding upon any other Portfolio.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

TIP FUNDS, ON BEHALF OF THE FINANCIAL SERVICES FUND

By:______________________

Attest: _________________


TURNER INVESTMENT PARTNERS, INC.

By:______________________

Attest: _________________

                         SCHEDULE A DATED ________, 2000
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                               DATED _______, 2000
                                     BETWEEN
                                    TIP FUNDS
                                       AND
                        TURNER INVESTMENT PARTNERS, INC.


Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:

       PORTFOLIO                                 FEE (IN BASIS POINTS)
--------------------------            -----------------------------------------
Financial Services Fund                 1.00% of the average daily net assets*



*The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of such Fund's comparative index.

                                    TIP FUNDS

                   PENN CAPITAL SELECT FINANCIAL SERVICES FUND
                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 11, 2000

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Todd Cipperman and William E. Zitelli, Jr., as proxies and each of them singly, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Penn Capital Select Financial Services Fund (the "Fund") of TIP Funds (the "Trust") to be held in the offices of SEI Investments Company ("SEI Investments"), Oaks, Pennsylvania 19456, on Monday, December 11, 2000, at 3 p.m. Eastern Standard Time, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:


PROPOSAL 1    Approval of Turner Investment Partners, Inc. ("Turner") as
              investment adviser to the Fund, and approval of the form of advisory agreement between the Trust and Turner, on behalf of the Fund.

                           ____For  ____Against      ____Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.



Dated:__________, 2000
                                             --------------------------------
                                             Signature of Shareholder


                                             --------------------------------
                                             Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.